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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of August 17, 2000 (this "Agreement"), between GMAC Commercial Mortgage Corporation, a California corporation ("GMACCM"), and GMAC Commercial Mortgage Securities, Inc., a Delaware corporation (the "Depositor").

                                    Recitals

     WHEREAS, on August 16, 2000, the Federal Home Loan Mortgage Corporation ("FHLMC") issued a Multifamily Mortgage Participation Certificate (including a security entitlement thereto) with a CUSIP Number of 3128HGAY8 and a final payment date of May 1, 2010 (the "Mortgage Certificate") representing an undivided ownership interest in two multifamily mortgage loans originated by GMACCM;

     WHEREAS, the Depositor wishes to purchase the Mortgage Certificate from GMACCM;

     WHEREAS, the Depositor, GMACCM, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee") and as securities intermediary (the "Securities Intermediary"), are entering into a Pooling and Servicing Agreement, dated as of August 1, 2000 (the "Pooling and Servicing Agreement"), pursuant to which the Mortgage Certificate, the Mortgage Loans and certain other mortgage assets will be deposited into a trust fund (the "Trust Fund");

     WHEREAS, the Depositor will sell the Mortgage Pass-Through Certificates, Series 2000-C2, Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R-I, Class R-II and Class R-III Certificates, which in aggregate will evidence the entire beneficial ownership interest in the Trust Fund;

     WHEREAS, the Depositor and GMACCM intend that the conveyance by GMACCM to the Depositor of all its right, title and interest in and to the Mortgage Certificate pursuant to this Agreement shall constitute a purchase and sale and not a loan;

     NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

     1. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

     2. The Cut-off Date with respect to the Mortgage Certificate is August 1, 2000.


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     3.   Concurrently with the execution and delivery hereof, GMACCM hereby conveys and assigns to the Depositor without recourse all of its right, title and interest in and to the Mortgage Certificate, all payments and distributions received or receivable thereunder after the Cut-off Date and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts and investment property consisting of, arising from or relating to the Mortgage Certificate or the Mortgage Certificate Securities Account and all moneys, instruments, financial assets and other property credited thereto. In consideration of such assignment, GMACCM will receive from the Depositor in immediately available funds an amount equal to $89,540,000 (the "Purchase Price").

     In connection with the foregoing conveyance and assignment, GMACCM shall deliver the Mortgage Certificate by causing FHLMC to deposit the Mortgage Certificate in the Federal Reserve Bank account of the Securities Intermediary and by causing the Securities Intermediary to indicate by book entry that the "security entitlement" (as defined in Article 8 of the New York Uniform Commercial Code) with respect to the Mortgage Certificate has been credited to a securities account in the name of the Trustee (the "Securities Account"). The Trustee shall establish the Securities Account with the Securities Intermediary who shall accept such security entitlement for credit to the Securities Account.

     The Depositor and GMACCM intend that the conveyance by GMACCM to the Depositor of all its right, title and interest in and to the Mortgage Certificate pursuant to this Section 3 shall be, and be construed as, a sale of the Mortgage Certificate by GMACCM to the Depositor. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Certificate by GMACCM to the Depositor to secure a debt or other obligation of GMACCM. However, in the event that the Mortgage Certificate is held to be property of GMACCM, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Certificate, then it is intended that:

     (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

     (b) the conveyance provided for in this Section shall be deemed to be, and hereby is, a grant by GMACCM to the Depositor of a security interest in all of GMACCM's right, title and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Certificate, (ii) all payments and distributions received or receivable thereunder, and (iii) all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, security entitlements and investment property consisting of, arising from or relating to the Mortgage Certificate or the Mortgage Certificate Securities Account and all moneys, instruments, financial assets and other property credited thereto;

     (c) the possession by the Securities Intermediary, the Trustee, the Custodian or any other agent of the Mortgage Certificate or such other items of property as constitute instruments, money, investment property, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York

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Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgements, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     GMACCM shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Certificate and other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, GMACCM shall (x) cause the Mortgage Certificate and security entitlement thereto to be delivered to the Securities Intermediary and to cause the Securities Intermediary to indicate by book entry that the security entitlement with respect to the Mortgage Certificate has been credited to the Securities Account, as set forth above and (y) prepare and deliver to the Depositor not less than 15 days prior to any filing date, and the Depositor shall file, or shall cause to be filed, at the expense of GMACCM, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Depositor's security interest in or lien on the Mortgage Certificate, including without limitation (A) continuation statements and (B) such other statements as may be occasioned by (1) any change of name of GMACCM or the Depositor, (2) any change of location of the place of business or the chief executive office of GMACCM or (3) any transfer of any interest of GMACCM in the Mortgage Certificate.

     (e) GMACCM's records will reflect the transfer of the Mortgage Certificate to the Depositor as a sale.

     4. GMACCM, as of the date hereof, hereby represents and warrants to, and covenants with, the Depositor that:

     (a) GMACCM is a corporation, duly organized, validly existing and in good standing under the laws of the State of California.

     (b) The execution and delivery of this Agreement by GMACCM, and the performance and compliance with the terms of this Agreement by GMACCM, will not violate GMACCM's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of GMACCM to carry out the transactions contemplated by this Agreement.

     (c) GMACCM has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

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     (d)  This Agreement, assuming due authorization, execution and delivery by the Depositor, constitutes a valid, legal and binding obligation of GMACCM, enforceable against GMACCM in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

     (e) GMACCM is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in GMACCM's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of GMACCM to perform its obligations under this Agreement or the financial condition of GMACCM.

     (f) No litigation is pending with regard to which GMACCM has received service of process or, to the best of GMACCM's knowledge, threatened against GMACCM the outcome of which, in GMACCM's good faith and reasonable judgment, could reasonably be expected to prohibit GMACCM from entering into this Agreement or materially and adversely affect the ability of GMACCM to perform its obligations under this Agreement.

     (g) GMACCM has not dealt with any broker, investment banker, agent or other person, other than the Depositor, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Certificate or the consummation of any of the other transactions contemplated hereby.

     (h) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by GMACCM with this Agreement, or the consummation by GMACCM of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with GMACCM's sale of the Mortgage Certificate to the Depositor, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by GMACCM under this Agreement.

     (i) GMACCM is the true and lawful owner of the Mortgage Certificate; title to the Mortgage Certificate, upon payment of the Purchase Price therefor, will on the date hereof be free and clear of all claims, liens, security interests and encumbrances of any nature whatsoever; and it has not assigned any interest in the Mortgage Certificate or any distributions

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thereon, except as contemplated herein; and it will defend such title forever against any and all persons.

     (j) Each of the mortgage loans underlying the Mortgage Certificate is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended.

     5. The Depositor, as of the date hereof, hereby represents and warrants to, and covenants with, GMACCM that:

     (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

     (b) The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

     (c) The Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

     (d) This Agreement, assuming due authorization, execution and delivery by GMACCM, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     (e) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

     (f) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor which would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

     (g) The Depositor has not dealt with any broker, investment banker, agent or other person, other than GMACCM, the Underwriters, the Initial Purchaser and their respective

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affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Certificate or the consummation of any of the transactions contemplated hereby.

     (h) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Depositor with this Agreement, or the consummation by the Depositor of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Depositor under this Agreement.

     6. The closing of the sale of the Mortgage Certificate (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

     (a)  The Closing shall be subject to each of the following conditions:

               (i) All of the representations and warranties of GMACCM specified herein shall be true and correct as of the Closing Date;

               (ii) All documents specified in Section 7 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Depositor, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

               (iii) GMACCM shall have caused the Mortgage Certificate (including a security entitlement thereto) to be transferred and assigned to the Securities Intermediary pursuant to Section 3 hereof;

               (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and GMACCM shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

               (v) GMACCM shall have paid or agreed to pay all fees, costs and expenses payable by it to the Depositor pursuant to this Agreement; and

               (vi) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     (b) Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Depositor to purchase the Mortgage Certificate on the Closing Date.

     7.   The Closing Documents shall consist of the following:

     (a) This Agreement duly executed and delivered by the Depositor and GMACCM;

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     (b)  An Officer's Certificate substantially in the form of Exhibit A hereto, executed by the secretary or an assistant secretary of GMACCM, and dated the Closing Date, and upon which the Depositor and each Underwriter may rely, attaching thereto as exhibits the organizational documents of GMACCM;

     (c) A certificate of good standing regarding GMACCM from the Secretary of State for the State of California, dated not earlier than 30 days prior to the Closing Date; and

     (e) Such further certificates, opinions and documents as the Depositor may reasonably request.

     8. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to GMACCM, addressed to GMAC Commercial Mortgage Corporation at 250 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Depositor in writing by GMACCM; and if to the Depositor, addressed to GMAC Commercial Mortgage Corporation at 250 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Securities, Inc., or such other address or facsimile number as may hereafter be furnished to GMACCM.

     9. The invalidity or unenforceability of any one or more phrases, sentences, paragraphs or Sections in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof.

     10. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns and the controlling persons referred to herein, and no other person shall have any right or obligation hereunder. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument. Any person into which GMACCM may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which GMACCM shall be a party, or any person succeeding to the business of GMACCM, shall be the successor of GMACCM, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and
Assumption Agreement to be duly executed by their respective officers hereunto duly authorized, this 8th day of August, 2000.



                                       GMAC COMMERCIAL MORTGAGE CORPORATION


                                       By: /s/ David Lazarus
                                           ------------------------------------
                                           Name:  David Lazarus
                                           Title: Vice President


                                       GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                                       By: /s/ David Lazarus
                                           ------------------------------------
                                           Name:  David Lazarus
                                           Title: Vice President


Acknowledged and agreed as to Section 3:

WELLS FARGO BANK MINNESOTA, N.A.,
as Securities Intermediary



By: /s/ Jack Aini
    ------------------------------------
    Name:  Jack Aini
    Title: Vice President



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                                    EXHIBIT A

                   FORM OF CERTIFICATE OF AN OFFICER OF GMACCM

    Certificate of Officer of GMAC Commercial Mortgage Corporation ("GMACCM")


         I, __________________ , a ___________________of GMACCM, hereby certify as follows:

         GMACCM is a corporation duly organized and validly existing under the laws of the State of California.

         Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of GMACCM, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of GMACCM are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of GMACCM and his genuine signature is set forth opposite his name:

          Name              Office              Signature
          ----              ------              ---------

     David Lazarus      Vice President

         Each person listed above who signed, either manually or by facsimile signature, the Assignment and Assumption Agreement, dated as of August 17, 2000 (the "Assignment and Assumption Agreement"), between the GMACCM and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from GMACCM of the Mortgage Certificate, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Assignment and Assumption Agreement.


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         IN WITNESS WHEREOF, the undersigned has executed this certificate as of
August ____, 2000.


                                                  By:
                                                     --------------------------
                                                  Name:
                                                  Title:


         I, [name], [title], hereby certify that is a duly elected or appointed, as the case may be, qualified and acting of GMACCM and that the signature appearing above is [his] genuine signature.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of August _____, 2000.


                                                  By:
                                                     --------------------------
                                                  Name:
                                                  Title:


                                      A-2